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                                                                   EXHIBIT 10.44

                      CONFIRMATION OF INCIDENTAL DOCUMENTS

         THIS CONFIRMATION OF INCIDENTAL DOCUMENTS (this "Confirmation") is made and entered into as of July 21, 2003 by CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation ("Candlewood") and CANDLEWOOD LEASING NO. 1, INC., a Delaware corporation ("Tenant"), for the benefit of HPT CW PROPERTIES TRUST, a Maryland real estate investment trust ("HPT CW"), JOHN G. MURRAY, TRUSTEE OF HPT CW MA REALTY TRUST, under Declaration of Trust dated as of July 18, 2003 ("HPT CW MA"), and HH HPTCW II PROPERTIES LLC, a Delaware limited liability company ("HPTCW II" and, together with HPT CW and HPT CW MA, collectively, "Landlord").

         Reference is made to that certain Second Amended and Restated Security Agreement, dated as of April 12, 2002 between HPT CW and Tenant (the "Security Agreement").

         Reference is made to that certain Second Amended and Restated Assignment and Security Agreement, dated as of April 12, 2002, between HPT CW and Tenant (the "Assignment and Security Agreement").

         Reference is made to that certain Second Amended and Restated Stock Pledge Agreement, dated as of April 12, 2002, between HPT CW and Tenant (the "Stock Pledge").

         Reference is made to that certain First Amendment to Second Amended and Restated Lease Agreement, dated as of the date hereof, between Landlord and Tenant (the "First Amendment").

         Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Security Agreement, the Assignment and Security Agreement or the Stock Pledge, as applicable.

         Candlewood and Tenant hereby confirm, acknowledge and agree that the Second Amended and Restated Lease, as defined in each of the Security Agreement, the Assignment and Security Agreement and the Stock Pledge shall refer to the Second Amended and Restated Lease as amended by the First Amendment.

         Candlewood and Tenant further confirm, acknowledge and agree that the Security Agreement, the Assignment and

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Security Agreement and the Stock Pledge are each in full force and effect as of the date hereof.

         Each of the parties hereto further acknowledges and agrees that HPTCW II and HPT CW MA hereby appoint HPT CW as their agent for the following purposes under the Security Agreement, the Assignment and Security Agreement and the Stock Pledge, (including, without limitation, the full power and authority to act on HPTCW II's and HPT CW MA's behalf for such purposes): (i) to give or receive notices, demands, claims and other communications on behalf of HPTCW II under such agreements and (ii) to receive and hold any and all collateral which is to be delivered from time to time by Tenant in accordance with the terms and conditions of such agreements.

         This Confirmation may be executed in one or more counterparts and delivered by facsimile transmission.

                         [SIGNATURES ON FOLLOWING PAGE]

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         WITNESS the execution hereof under seal as of the date first above written.

                                         CANDLEWOOD:

                                         CANDLEWOOD HOTEL COMPANY, INC.,
                                         a Delaware corporation

                                         By:     /s/ Tim Johnson
                                             -----------------------------------
                                             Tim Johnson
                                             Vice President Treasurer

                                        TENANT:

                                        CANDLEWOOD HOTEL LEASING NO. 1,
                                        INC., a Delaware corporation

                                        By:      /s/ Tim Johnson
                                            ------------------------------------
                                            Tim Johnson
                                            Vice President Treasurer

ACKNOWLEDGED AND AGREED:

HPT CW:

HPT CW PROPERTIES TRUST,
a Maryland real estate investment trust

By:    /s/ John G. Murray
    -----------------------------
     John G. Murray
     President

HPT CW MA:

HPT CW MA REALTY TRUST,

By:    /s/ John G. Murray
    -----------------------------
     John G. Murray
     as Trustee and not individually

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HPTCW II:

HH HPTCW II PROPERTIES LLC,
a Delaware limited liability company

By:    /s/ John G. Murray
    -----------------------------
    John G. Murray
    President

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